UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2026

Parabilis Medicines, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-43331	47-4505725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Acorn Park Drive
Cambridge, Massachusetts		02140
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 945-9510

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PBLS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 30, 2026, Parabilis Medicines, Inc. (the “Company”) and LS 400/500 CDP, LLC (the “Landlord”) entered into a Third Amendment of Lease (the “Amendment”), which amends certain provisions of that certain Lease Agreement, by and between the Company and 400 Discovery Park, LLC, dated as of April 22, 2019, as amended (the “Lease”), regarding the Company’s corporate headquarters located at 30 Acorn Park Drive, Cambridge, Massachusetts (the “Existing Property”). The Amendment provides for, among other things: (i) an expansion, beginning on January 1, 2028, of the leased space by a total of 33,525 square feet on the first and sixth floors of the annexed building at 20 Acorn Park Drive (the “Neighboring Property” and, together with the Existing Property, the "Premises") with rent commencing on January 1, 2029, (ii) an amendment to the Company’s existing right of first offer, subject to certain conditions, to lease certain other space at the Neighboring Property as and when such space becomes available, and (iii) options, subject to certain conditions, to expand the Lease to cover certain additional space at the Premises.

Pursuant to the Amendment, the term of the Lease is extended for an additional period, commencing on March 1, 2031 and expiring on December 31, 2037 (the “Extension Term”). Additionally, the Amendment provides for the complete abatement, subject to certain conditions, of eight months of Base Rent (as defined in the Lease) prior to the beginning of the Extension Term, with the applicable months to be selected by the Landlord. The Amendment provides that the Company will have an option to further extend the term of the Lease for two additional five-year periods from the end of the Extension Term, subject to certain conditions.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Amendment, a copy of which will be filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Parabilis Medicines, Inc.

Date:	November 5, 2026	By:	/s/ Thomas Kotarakos
Thomas Kotarakos Chief Financial Officer